UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

Corazon Capital V838 Monoceros Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40281	98-1580509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 West Merchandise Mart Plaza Box #2982 Chicago, IL	60654
(Address of principal executive offices)	(Zip Code)

(872) 215-4602 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CRZNU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	CRZN	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CRZNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Corazon Capital V838 Monoceros Corp, a Cayman Islands exempted company (the “Company”), in connection with the matters described herein.

Item 4.02	Non-Reliance on Previously Issued Financial Statement and Related Audit Report.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on SPACs’ balance sheets as opposed to equity. At issuance on March 26, 2021, the outstanding warrants (“Warrants”) of the Company to purchase its Class A ordinary shares were accounted for as equity within its balance sheet, and after discussion and evaluation, the Company has concluded that its Warrants should be presented as liabilities as of the IPO date, reported at fair value with subsequent fair value changes to be recorded in its financial statements at each reporting period. Management discussed this evaluation and conclusion with its independent registered public accounting firm, Marcum LLP, (“Marcum”).

On May 24, 2021, the audit committee of the board of directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of March 26, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2021 (the “Form 8-K”) should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the guidance set forth in the Statement. The Company has reflected this reclassification of the Warrants in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021.

The Company does not expect any of the above changes will have any impact on its cash position or cash held in its trust account.

In addition, the audit report of Marcum included in the Company’s Form 8-K filed on April 1, 2021 should no longer be relied upon.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s cash position and cash held in its trust account. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2021	CORAZON CAPITAL V838 MONOCEROS CORP

	By:	/s/ Sam Yagan
Name: Sam Yagan
Title: Chief Executive Officer